Filed Pursuant to Rule 497(a)

File No. 333-295823

Rule 482ad

RoboStrategy, Inc. Video Script

Topic: Sponsored Instagram and TikTok video by Charlie Dice of Building Quiet Wealth (@buildingquietwealth on Instagram and @c_buildingquietwealth on TikTok) (published November 12, 2026)

Script

[On-screen: opening text overlay, “Robots already work on farms...,” over footage of a compact track loader moving a pallet in a barn; word-by-word captions of the narration appear throughout the video]

Charlie Dice: Robots already work on farms like ours. Now I’m reading about the companies building the next generation, so I read the paperwork on RoboStrategy, ticker BOT.

[On-screen: RoboStrategy logo card, “RoboStrategy, Invest in Robots, BOT”]

RoboStrategy is a fund that gives regular investors like me a way into private robotics companies like Figure AI and Standard Bots.

[On-screen: RoboStrategy investor presentation slide, “Portfolio Overview,” with Standard Bots circled]

Plus, you buy just one ticker, and the fund trades like a stock. There’s no performance fee, and you can sell any day. This is for someone whose core investing already runs on autopilot and who wants one small, clearly labeled bet on robots.

[On-screen: RoboStrategy investor presentation, portfolio company pages scrolling (Figure, Apptronik, Standard Bots, Dyna Robotics, Path Robotics, Dexmate, Maven Robotics, Additional Portfolio Holdings), shown below the creator footage]

For me, speculative money gets 5 to 10% of my portfolio, no more. This is a paid partnership with RoboStrategy. Now my conventional portfolio, just like our farm, has a small slot for the future.

Caption

Consider BOT’s investment objectives, risks, charges and expenses before investing. The prospectus has this and other info; read it carefully: robostrategy.co/investor-center Shares of closed-end funds may trade at a premium or a discount to net asset value, and market price and net asset value will differ. RoboStrategy’s portfolio may include companies discussed.